UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2020

Revance Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36297	77-0551645
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

7555 Gateway Boulevard, Newark, California, 94560

(Address of principal executive offices and zip code)

(510) 742-3400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RVNC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets

Merger Agreement

On July 23, 2020, Revance Therapeutics, Inc., a Delaware corporation (“Revance”), completed its previously announced acquisition (the “Merger”) of Hint, Inc., a Delaware corporation (“HintMD”), pursuant to that certain Agreement and Plan of Merger, dated as of May 18, 2020, (the “Merger Agreement”), by and among Revance, Heart Merger Sub, Inc., a Delaware corporation and direct wholly-owned subsidiary of Revance (“Merger Sub”), HintMD, and Fortis Advisors LLC, a Delaware limited liability company, solely in its capacity as the securityholders’ representative.

Pursuant to the terms of the Merger Agreement, at the closing of the Merger (the “Effective Time”), each share of capital stock of HintMD (the “HintMD Capital Stock”) that was issued and outstanding immediately prior to the Effective Time was automatically cancelled and converted into the right to receive 0.3235 shares of common stock, par value $0.001 per share, of Revance (the “Revance Common Stock”). The total number of shares of Revance Common Stock issued as consideration for the Merger was 8,572,213 (the “Merger Shares”), including (i) 683,200 shares of Revance Common Stock which will be held in an escrow fund for purposes of satisfying any post-closing purchase price adjustments and indemnification claims under the Merger Agreement and (ii) options to purchase an aggregate of 801,600 shares of Revance Common Stock upon conversion of the outstanding HintMD options based on the Company Option Exchange Ratio (as defined in the Merger Agreement), with the awards retaining the same vesting and other terms and conditions as in effect immediately prior to consummation of the Merger.

The issuance of the Merger Shares was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-4 (File No. 333-239059), as amended, filed by Revance with the Securities and Exchange Commission (the “SEC”) and declared effective on June 24, 2020 (the “Registration Statement”). The prospectus/information statement included in the Registration Statement contains additional information about the Merger, the Merger Agreement and the transactions contemplated thereby.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to the Registration Statement and is incorporated herein by reference.

Mark J. Foley, President, Chief Executive Officer and a director of Revance is a former director and equity holder of HintMD. The shares of HintMD Capital Stock beneficially owned by Mr. Foley prior to the Effective Time were automatically cancelled and converted into the right to receive shares of Revance Common Stock in accordance with the terms of the Merger Agreement (the “Foley Merger Shares”). In connection with the Merger, Mr. Foley entered into a lock-up agreement with Revance with respect to the Foley Merger Shares pursuant to which he agreed not to, except in limited circumstances, sell, transfer or dispose of, directly or indirectly, any of the Foley Merger Shares for the periods of time set forth in the lock-up agreement. The form of lock-up agreement was previously filed as Exhibit 2.3 to the Registration Statement and is incorporated herein by reference.

At the Effective Time, Aubrey Rankin, the Chief Executive Officer of HintMD, was appointed by the board of directors of Revance to serve as a director of Revance and as Revance’s President of Innovation & Technology. Mr. Rankin was designated as a Class III director whose term expires at Revance’s 2023 Annual Meeting of Stockholders. The shares of HintMD Capital Stock beneficially owned by Mr. Rankin prior to the Effective Time were automatically cancelled and converted into the right to receive shares of Revance Common Stock in accordance with the terms of the Merger Agreement (the “Rankin Merger Shares”). In addition, pursuant to the Merger, Mr. Rankin’s HintMD options converted into options to purchase shares of Revance Common Stock in accordance with the terms of the Merger Agreement (the “Rankin Merger Options”). The unvested Rankin Merger Options are subject to vesting acceleration upon which all unvested shares subject to such Revance options will become fully vested if Mr. Rankin is terminated by Revance under certain circumstances following the Effective Time. In connection with the Merger, Mr. Rankin entered into a lock-up agreement with Revance with respect to the Rankin Merger Shares and any shares of Revance Common Stock issued upon exercise of the Rankin Merger Options (collectively, the “Rankin Lock-Up Shares”) pursuant to which he agreed not to, except in limited circumstances, sell, transfer or dispose of, directly or indirectly, any of the Rankin Lock-Up Shares for the periods of time set forth in the lock-up agreement. The form of lock-up agreement was previously filed as Exhibit 2.3 to the Registration Statement and is incorporated herein by reference. In addition, Mr. Rankin entered into an employment agreement with Revance which contemplates an annual base salary of $395,000, an annual discretionary bonus target of 45% of Mr. Rankin’s base salary, and, subject to approval by the compensation committee of the Revance board of directors, an inducement award of 57,251 shares of restricted common stock of Revance that vests over a period of three years following such date. Mr. Rankin will also be eligible to participate in Revance’s Executive Severance Benefit Plan and Revance’s standard employee benefit plans, pursuant to those terms and conditions.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Effective Time, Aubrey Rankin, the Chief Executive Officer of HintMD, was appointed by the board of directors of Revance to serve as a director of Revance and as Revance’s President of Innovation & Technology. Mr. Rankin was designated as a Class III director whose term expires at the Revance’s 2023 Annual Meeting of Stockholders. As an employee of Revance, Mr. Rankin will not be eligible to receive additional compensation for his service as a director under Revance’s Non-Employee Director Compensation Policy.

In connection with Mr. Rankin’s appointment as a director, Revance also entered into its standard form of indemnity agreement with Mr. Rankin. The indemnity agreement provides, among other things, that Revance will indemnify Mr. Rankin for certain expenses which he may be required to pay in connection with certain claims to which he may be made a party by reason of his position as a director of Revance, and otherwise to the fullest extent permitted under Delaware law and Revance’s Amended and Restated Bylaws. The form of indemnity agreement was previously filed as Exhibit 10.8 to Revance’s registration statement on Form S-1 (No. 333-193154), as amended, filed with the SEC on January 27, 2014, and is incorporated herein by reference.

Except as described in Item 2.01 of this Current Report on Form 8-K, which is incorporated by reference herein, there are no (i) arrangements or understandings between Mr. Rankin and any other persons pursuant to which he was elected as a director of Revance, (ii) family relationships between Mr. Rankin and any director, executive officer, or any person nominated or chosen by Revance to become a director or executive officer or (iii) related person transactions (within the meaning of Item 404(a) of Regulation S-K promulgated by the SEC) between Mr. Rankin and Revance.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Revance may, if required, file HintMD’s financial statements for the periods required under Rule 8-04(b) of Regulation S-X by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

Revance may, if required, file the pro forma financial information required by Item 9.01(b) of this Current Report on Form 8-K by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2020	Revance Therapeutics, Inc.

	By:	/s/ Tobin C. Schilke
Tobin C. Schilke
Chief Financial Officer